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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-7350, 33-8418, 33-35561, 33-36092, 33-40275,
33-56417, 33-56411, 33-56413, 33-16701 and 333-55982) of our report dated
February 13, 2002 relating to the financial statements and financial statement schedule of Dreyer's Grand Ice Cream, Inc., which appears in Dreyer's Grand Ice Cream Inc.'s Annual Report on Form 10-K for the year ended December 29, 2001.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Francisco, California
March 28, 2002